                            SUPPLEMENT TO PROSPECTUS
                          FOR SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                                DATED MAY 1, 2000

                (APPLICABLE TO POLICIES SOLD IN NEW JERSEY ONLY)


         The "Premium Payments - Initial Premiums" section of the prospectus is amended to reflect that for policies sold in New Jersey, the initial premium must be 100% of the Guideline Single Premium (based on Face Amount selected by the policyowner).


                         SUPPLEMENT DATED JUNE 30, 2000



SPVL.SUPP62000(2)